SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported:

                                  April 4, 2001


                      LOGISTICS MANAGEMENT RESOURCES, INC.


             (Exact name of Registrant as specified in its Charter)

       COLORADO                     33-9640              LA   68-0133692
 -------------------------------------------------------------------------------
  (State or other jurisdiction    (Commission                    (IRS Employer
   diction of incorporation)      File Number)                    Identification
                                                                   Number)


10602 Timberwood Circle
Lexington, Kentucky                                             40223
(Address of principal executive office)                       (Zip Code)

Registrant's telephone number including area code:            (502) 339-4000

                               U.S. TRUCKING, INC.
--------------------------------------------------------------------------------
         (Former name and former address, as changed since last report)


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Exhibit Index

                           Exhibit

99.1     Stock Purchase Agreement (with Exhibit)
99.2     Press Release dated March 30, 2001
                        Commission File Number 33-9640-LA


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Item 3.  Other Events

         On March 30, 2001, the Company purchased all of the issued and outstanding stock of Trans-Logistics, Inc. a Florida corporation. The Company purchased one hundred percent of Trans-Logistics issued and outstanding common stock at the price of $80,000, plus, four times Trans-Logistics' gross brokerage commissions for the period of October 1, 2001 to December 31, 2001, plus, any accounts receivable (after adjusting for accounts payable) less any payments by the company of the assumption of liabilities with Atech Commercial Corp. in excess of $120,000. The consideration shall be paid by the transfer of $40,000 in cash, 18,000 shares of the Company's common stock (which must be registered for sale on or before June 30, 2001), the transfer of stock of the Company's common stock no later than April 15, July 15 and October 15, 2001 equal to the gross brokerage commission for those respective quarters and the balance of the purchase price shall be paid after an audit of Trans-logistics for the 2001 fiscal year and paid in shares of the Company's common stock

Item 7(c).        Exhibits

99.1     Stock Purchase Agreement (with Exhibits)
99.2     Press Release dated March 30, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LOGISTICS MANAGEMENT RESOURCES, INC.


Dated:  April 11, 2001

                                    By: /s/  Danny L. Pixler
                                    -------------------------------------------
                                    Name:   Danny L. Pixler
                                    Title:  President






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Friday, March 30, 2001 09:42 AM ET


LOUISVILLE, Ky.--(BUSINESS WIRE)--March 30, 2001--Logistics Management Resources, Inc. (OTC BB:LMRI), a holding company focused on acquiring and managing non-asset based transportation logistics and human resource companies, today announced that it has secured a working capital facility in the amount of $2 million.


Additionally, the company has also received a $1 million equity investment.


Commenting on the announcement, Logistics Management Resource's President and Chief Executive Officer Dan L. Pixler, said, "The working capital facility allows us to finance current operations and execute our plans for growth. The equity investment will ensure the completion of anticipated acquisitions."


This increase in working capital has been another event in a series since the recent reorganization of Logistics Management Resources, Inc. Other events include a name change, a symbol change, the engagement of a sound regional accounting firm, the retention of a robust financial consultant, and the completion of its first acquisition of the year.


Pixler concluded, "We are on a solid course to profitability and returning value to our shareholders."


Statements in this news release that relate to future plans, financial results or projections, events or performance are forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While these statements are made to convey to the public the Company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent the management's opinion. Where management believes such representations to be true and accurate based on information available to the Company at this time, actual results may differ materially from those described.


In addition to the matters described in this news release, risk factors listed from time to time in the Company's SEC reports and filings, including, but not limited to, its report on Form 10-QSB for the quarter ended Sept. 30, 2000, and its report on Form 10-KSB for the year ended Dec. 31, 1999, may affect the results achieved by the Company.

    CONTACT: Press:
             Logistics Management Resources, Louisville
             Daniel Pixler, 502/339-4000



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                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of January 1, 2001 by and between Logistics Management Resources, Inc., a Colorado corporation ("Buyer"), Trans-logistics, Inc., a Florida corporation (the "Company"), CHRISTINE A. OTTEN (the "Stockholder") and Allan Marshall.

                                    RECITALS

         A. Buyer desires to purchase from Stockholder and Stockholder desires to sell to Buyer 100% of the issued and outstanding shares of capital stock (the "Shares") of the Company;

         B. It is desired that the sale of the Shares by Stockholder to Buyer be subject to the terms and conditions of this Agreement.

                                    AGREEMENT

         In consideration of the provisions contained in this Agreement and with reference to the foregoing recitals, Buyer and Stockholder agree as follows:

                                    ARTICLE 1

                           PURCHASE AND SALE OF STOCK

         1.1 Sale of Stock. Stockholder agrees to sell, and Buyer agrees to purchase, subject to the terms and conditions set forth in this Agreement, the Shares, which Shares collectively represent 100% of the issued and outstanding shares of the capital stock of the Company.

         1.2 Purchase Price. The purchase price for the Shares shall be the product of four times the gross brokerage commissions of the Company (brokerage fees minus cost of transportation) for the period October 1, 2001 through December 31, 2001 (the "Enterprise Value"), plus $80,000, plus the value of any receivables owned by the Company immediately prior to the Closing Date (which amount is agreed to be not less than $230,000), minus the aggregate value of any Liabilities of the Company prior to the Closing Date, minus the amount by which the cost of the Company's performance of its obligations under the Assignment and Assumption Agreement with Atech Commercial Corp. dated the date hereof exceed $120,000 (the "Purchase Price"). For purposes of this Agreement, "Liabilities" shall mean all debts, trade payables, employee salaries, the pro rata portion of all estimated tax liabilities, and accrued vacation and sick leave, or other liabilities or obligations of any kind of the Company immediately prior to the Closing Date.

         1.3 Form of Consideration. The Purchase Price shall be paid as follows:

     *    delivery of 18,000,000 shares ("USTK Shares") of U.S. Trucking, Inc.

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          (appropriately adjusted in the event of any stock split effected after the date hereof) (the "Stock Consideration") as promptly as practicable after the Closing Date, but in no event later than 45 days thereafter (for purposes hereof the Stock Consideration shall be deemed to have a value of $180,000). Buyer shall register the foregoing shares for public sale not later than June 30, 2001.

     * $40,000 as promptly as possible after the Closing Date in readily available funds

     * the balance, in the discretion of Buyer, in cash and/or free trading USTK Shares. The balance of the Purchase Price shall be paid to Stockholder as follows. Not later than April 15, July 15 and October 15, 2001 Buyer shall pay to Stockholder an amount equal to the gross brokerage commissions for the immediately preceding fiscal quarter (the "Quarterly Payments"). The final payment of the Purchase Price (the "Final Payment") shall be paid as promptly as possible after the Purchase Price is finally determined in connection with an audit of the Company for fiscal 2001. The value of the USTK Shares for valuation purposes shall be the average closing asking price of the USTK Shares on the principal securities exchange or quotation system for USTK Shares for, with respect to a Quarterly Payment the 15 trading days immediately preceding the respective payment date, and with respect to the Final Payment any 20 consecutive trading day period chosen by the Stockholder commencing on January 15, 2002 and ending Friday of the week before the week in which the Additional Stock Consideration is delivered to Stockholder, in each case discounted by 25%. In the event Buyer shall have paid Stockholder in excess of the Purchase Price, upon the demand of Stockholder shall remit to Buyer the excess Purchase Price in the manner set forth in the second paragraph of Section 1.4.

For purposes hereof, "free trading" USTK Shares shall mean such shares either having been subject of a registration under the Securities Act of 1933, as amended or exempt from registration under Rule 144 thereunder.

         1.4 Reduction of Purchase Price. If Allan Marshall's employment with the Company shall be terminated voluntarily by Marshall (except with "Good Cause") or by the Company with "cause" (as defined in the employment agreement between Marshall and the Company or Buyer, as the case may be), prior to the third anniversary of the Closing Date, the Purchase Price shall be reduced (but not increased) by revising the Enterprise Value component of the Purchase Price to an amount equal to the gross brokerage commissions of the Company during the period from the Closing Date through such termination of employment divided by two. For purposes hereof, "Good Cause" shall mean and include the taking of any action, or failure to take any action, which yields a "constructive termination" of the employment of

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Marshall.

         If the Purchase Price has already been delivered to the Stockholder upon a determination that the Enterprise Value shall be reduced or has been paid in Quarterly Payments in an amount in excess of the Purchase Price as finally determined, the Stockholder shall promptly return to Buyer the Purchase Price allocable to the reduced Enterprise Valuation component or excess Purchase Price, as the case may be, provided that they shall have the right to elect to deliver either cash or USTK Shares still held by them in payment of the Purchase Price (as determined by the records of the USTK transfer agent) valued at the higher of the value accorded them in determining their value for payment of the Purchase Price or the then current market value, which current value shall be the average closing bid price for the 20 trading days immediately preceding the third day prior to delivery of the USTK Shares.

         1.5 Closing, Pledge. At the Closing the Stockholder shall surrender to Buyer all of the outstanding certificates theretofore representing shares of Company Common Stock in exchange for the Purchase Price payable to her at Closing as provided for herein, provided that the parties agree that such shares shall be held by Seller pursuant to a Pledge Agreement to secure Buyer's obligations hereunder.

                                    ARTICLE 2
                        REPRESENTATIONS AND WARRANTIES OF
                                 THE STOCKHOLDER

         The Stockholder and Allan Marshall, jointly and severally (except in the case of a reference in this Article to the business, affairs or status of a Stockholder, in which case each such Stockholder shall be deemed to make such representation solely with respect to himself), represent and warrant to Buyer as follows:

         2.1 Organization and Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Florida, is qualified as a foreign corporation in good standing under the laws all other jurisdictions where the failure to be so qualified could have a material adverse effect on the Company jurisdictions. The copies of the Company's Articles of Incorporation, as amended, (including any certificates designating the powers, designation, rights and preferences of the Company's capital stock) and its bylaws, as previously delivered to counsel to Buyer, are true, complete and correct.

         2.2 Subsidiaries. The Company does not (I) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non- corporate business enterprise or (ii) control, directly or indirectly, any other entity.

         2.3 Capitalization. The Company has authorized capital stock consisting solely of 1,000 shares of common stock, $.10 par value, 500 of which shares are issued and outstanding (the "Shares") and owned of record and beneficially by Stockholder.

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         All of the issued and outstanding shares of capital stock of the
Company are validly issued, fully paid and nonassessable, and such shares have been so issued in full compliance with all federal and state securities laws. There are no outstanding options, subscriptions, convertible securities, warrants, preemptive rights, rights of first refusal, proxies, voting agreements, restrictions (other than restrictions on transfer imposed under federal or state securities laws) or agreements or understandings of any character (contingent or otherwise) which restrict or relate to the voting or transfer of, require the issuance, sale, purchase or redemption of, or otherwise relate to, such securities.

         2.4      Title to Shares, Authorizations.


                  (a) Stockholder is the owner, beneficially and of record, of the Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions of any kind, other than restrictions on transfer imposed under federal or state securities laws. Stockholder is a registered owner of the Shares registered under his name in the stock record books of the Company and, assuming the Buyer purchases the Shares for value in good faith and without notice of any adverse claim, will acquire all the rights of the Stockholder in the Shares free of any adverse claim, any lien in favor of the Company, and any restrictions on transfer imposed by the Company;

                  (b) The Company and the Stockholder have full power, legal capacity and authority to execute and deliver this Agreement and to carry out their obligations hereunder and thereunder, without obtaining the consent or approval of any other person or governmental authority. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company;

                 (c) This Agreement has been duly and validly executed and delivered by the Company and the Stockholder and constitutes a valid and binding Agreement of the Company and the Stockholder and is enforceable in accordance with its terms; and

         2.5 Financial Information. The Profit and Loss statement and Balance Sheet for the period September 1, 2000 through December 25, 2000 delivered to Buyer fairly present the results of operations and financial condition of the Company for such period and as of such date. The Company has no actual, accrued, or contingent liabilities other than as reflected on the Balance Sheet, and provided further that prior to the Closing the Company shall have satisfied all its obligations to Atech Commercial Corp., which obligations amount to approximately $125,000.

         2.6      No Adverse Changes. [deleted]


         2.7 Taxes. The Company has filed within the time and manner prescribed by law all foreign, federal, state, county and local income, gross receipts, excise, property, sales, use, transfer, employment and other tax returns or reports which are required to be filed by, or with respect to, it and such returns or reports are true and correct in all material respects. The

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Company has paid all taxes, interest, penalties, assessments or deficiencies shown as due and payable on such reports. The charges, accruals, and reserves for unpaid taxes on the books of the Company, are sufficient in all respects for the payment of all unpaid federal, foreign, state, county and local taxes of the Company accrued for or applicable to all periods ended on or before that date. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes, required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers of authorized depositaries. There are no outstanding waivers or extensions of time with respect to the assessment or audit of any tax or tax return of the Company, or claims pending or matters under discussion with any taxing authority with respect to any tax liability of the Company.

         2.8 Compliance with Laws. The Company has complied with all applicable laws and regulations, including without limitation, zoning laws and environmental laws and regulations, and has not been cited for any violation of any such law or regulation. The Company has not commenced, and the Company has not received notice of the commencement of, any proceeding that would affect the present zoning classification of any property owned or leased by the Company.

         2.9 List and Status of Properties, Contracts and Other Data. Schedule
2.9 [consisting of Schedules 2.9 (I) through (vii)] sets forth the following:

                  (I)      (A)      [deleted]

         (B) a complete and accurate listing and location of each item of personal property owned by, in the possession of, or used by the Company and having a book value as of such date of at least Two Hundred Dollars ($200.00) and each item leased by the Company indicating the name of lessor and termination dates and renewal conditions of each lease. Such real and personal property constitute all such property necessary for the conduct by the Company of its business as presently conducted.

                  (ii)     [deleted]

                  (iii) a listing of all contracts to which the Company is a party or by which it is bound and all contracts to which a Stockholder is a party or by which they are bound which may have any effect upon the Company or its business.

         Each of the contracts and agreements listed or described in Schedule
2.9 is in full force and effect, and except as set forth in such Schedule, there exists no event of noncompliance, default or event of default by the Company, or to the best of Company's and Stockholder's knowledge, any other party thereto, or any event, occurrence, condition or act (including the transactions contemplated herein), which, with the giving of notice, the lapse of time, or both, would become a default or event of default thereunder, which would constitute an event of noncompliance which would allow a party thereto to require acceleration of performance thereunder by the Company, or which would result in the creation of any material lien, charge, or encumbrance upon any assets of the Company. The Company has not received notice from any other party that such other party claims the Company to be in noncompliance or default under the contract concerned, or intends, either based on a claimed default by the Company or based on a claimed right to do so in the absence of default by the Company, to suspend, cancel, or terminate such contract prior to the normal date of expiration set forth therein. All such agreements were entered into on an arm's length basis. The Company has caused to be made available for inspection and copying by Buyer and its advisers true, complete and correct copies of all documents (including all amendments, supplements, extensions and modifications) referred to in this Article II or in any Schedule attached hereto.

                  (iv)     [delete]

                  (v) with respect to the Company, a list of all bank accounts, safe deposit boxes and credit card charge accounts; together with the names of the individuals authorized to draw or charge thereon, and with respect to bank accounts the approximate balances thereof, all restrictions or limitations as to withdrawal (except for time restrictions applicable to time certificates of deposit), and a list of certificates of deposit and other debt instruments issued by banks, governments or other obligors.

         2.10 Title to Properties, Absence of Liens and Encumbrances. The Company has good and marketable title to all of its properties and assets used in its business or owned by it, whether real, personal, tangible or intangible (except for real properties and other assets held pursuant to leases as described in Schedule 2.9, free and clear of all mortgages, liens, pledges, easements, covenants, conditions, restrictions; claims and encumbrances. The Company has possession of all assets and properties owned or leased by it. None of the operations of the Company on such leased real property is in violation of any applicable zoning requirement or classification, environmental statute, building code, pollution control ordinance or statute or any other applicable law, ordinance, regulation, order or requirement relating to such properties or to such operations. No party has commenced, nor has the Company received notice of the commencement of, any proceeding that would affect the present zoning classification of any property owned or leased by the Company. No portion of the Company's leased real property has been condemned, requisitioned or taken by any governmental authority, and, to the best of the Company's knowledge, no such action is threatened. Subject to the terms of its leases, the Company has the right to quiet enjoyment of all its leased real property for the full term of each lease and any renewal option. The Company has all rights of ingress and egress necessary for all operations conducted by it.

         2.11     Condition of Assets. [deleted]


         2.12 Accounts Receivable. All accounts receivable of the Company represent valid sales in the ordinary course of business, and are current and collectible in the ordinary course of business.

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         2.13     [deleted]

         2.14 Licenses and Permits. The Company has all licenses, permits and other authorizations (collectively "Licenses") required for the conduct of its business as presently conducted; all such Licenses are currently in force and there is no other License required to be hold or actions required to be taken by the Company under the laws and regulations of the United States or any state or local subdivision thereof, for the Company to own and lease its properties and to conduct its business in all respects as presently conducted.

         2.15 Labor Matters.. No severance pay liability of the Company will result solely from the consummation of the transactions contemplated herein. None of the employees of the Company is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or agency, which materially conflicts with the Company's business as presently or proposed to be conducted. No officer or key employee of the Company has notified the Company he or she is planning to terminate his or her employment. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

         2.16 Employee Benefit Plans. The Company has no employee benefit plan or arrangement.

         2.17 Litigation. There is no litigation, action, suit, governmental investigation, arbitration, proceeding (including administrative proceedings) (collectively referred to as "Litigation") presently pending or, to the best knowledge of the Company and Stockholder, presently threatened against or involving the Company or any of its assets or rights or which could affect the performance of this Agreement or the consummation of the transactions contemplated hereby and the Company and Stockholder know of no valid basis for any potential litigation. There are no outstanding judgments, awards, orders or decrees against or involving the Company or any of its assets. The Company is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. The Company is not presently engaged in any legal action to recover moneys due to it or damages sustained by it. The Company has not received any customer complaint concerning alleged defects in its products (or the design thereof) that, if true, would materially adversely effect the operations or financial condition of the Company.

         2.18 No Violation of Agreements. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Articles of Incorporation, as amended, of the Company and, assuming the consents specified in Section 2.19 of this Agreement are obtained, do not and will not conflict with, violate, result in a breach of, cause a default under or accelerate performance under (whether with notice or lapse of time or otherwise), (I) any provision of law or regulation relating to the business of the Company, (ii) any provision of any order, arbitration award, judgment or decree to which the Company is subject, (iii) any provision of any agreement, license or instrument to which the Company or any

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of its assets is subject, or (iv) any other restriction of any kind or character to which the Company or any of its properties is subject.

         2.19 Consents Required. The execution, delivery and performance of this Agreement by the Company will not require the Company to obtain any consent, approval or other action to avoid: (I) the loss of any permit or license or other governmental authorization hold by the Company, (ii) the violation or breach of, or a default under any real property lease or any commitment, note, indenture, mortgage, lien, instrument, license, contract or agreement to which the Company or any of its assets is subject, or (iii) giving to others any interests or rights, including rights of termination, acceleration or cancellation, in or with respect to any of the real property leases or material properties, agreements, contracts or business of the Company.

         2.20 Documents, Books and Records. The Company has made available for inspection by Buyer and its advisors, originals or true and correct copies of all documents listed in any schedule delivered by the Company to Buyer pursuant to this Agreement which Buyer has requested to inspect. The minute books of the Company, as previously made available to the Company and its representatives, contain accurate records of all meetings of, and corporate actions taken by (including actions taken by written consent) the respective Stockholder and Boards of Directors of the Company. The Company has no records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or hold by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company.

         2.21     Trade Names, Trademarks and Copyrights. [deleted]

         2.22     Patents. [deleted]

         2.23     Trade Secrets. [deleted]

         2.24 Transactions with Management. The Company is not a party to any contract, agreement, lease or commitment with any Stockholder or any officer or director of the Company, or any "associates" of any such persons (as the term "associates" is defined in Rule 405 of the rules and regulations under the Securities Act of 1933), none of such persons owns, directly or indirectly, any interest (equity or debt) in any entity which is a supplier, customer or competitor of the Company (other than the ownership of one percent (1%) or less of the outstanding capital stock of a publicly-held company), and there are no loans or advances outstanding to any of such persons from the Company (excluding advances for normal reimbursable business expenses).

         2.25     Hazardous Materials. [deleted]

         2.26 Customers and Sales. Schedule 2.26 is a correct and current list of all customers of the Company together with summaries of the sales made to each customer during the most recent fiscal year. Except as indicated in
Schedule 2.26, neither the Company nor any

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Stockholder has any information, or is aware of any facts, indicating that any of these customers intends to cease doing business with the Company or materially alter the amount of the business they are presently doing with the Company.

         2.27 Accounting Controls. Neither the Company, nor any director, officer, agent, employee, consultant or other person associated with or acting on behalf of the Company (including, without limitation, any Stockholder), has
(a) used any corporate funds for any unlawful contributions, gifts, entertainment or any other unlawful expenses relating to political activity, or
(b) made any direct or indirect unlawful payments to government officials or others from corporate funds or established or maintained any unlawful or unrecorded funds. The Company makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (I) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the Company's financial statements and to maintain accountability for the earnings and assets of the Company, and (iii) access to the assets of the Company is permitted only in accordance with management's authorization, and the recorded accountability of the assets of the Company is compared with its existing assets at reasonable intervals.

         2.28 Disclosure. None of this Agreement, the financial information referred to in Section 2.5 hereof, any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of the Stockholder or by any of the Company's directors or officers in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Company or the Stockholder which materially and adversely affects the business, prospects or financial condition of the Company or its properties or assets, which has not been set forth in this Agreement, the financial information referred to in Section 2.5 hereof, any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of the Company and the Stockholder or by any of the Company's directors or officers in connection with the transactions contemplated by this Agreement.

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

Buyer hereby represents and warrants to the Stockholder as follows:

         3.1 Due Incorporation. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Kentucky, and has all corporate power and authority to execute, deliver and perform this Agreement and the transactions contemplated thereby.

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         3.2 Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by Buyer has been duly authorized by all necessary corporate action on the part of Buyer.

         3.3 No Violation of Law and Agreements. The execution, delivery and performance of this Agreement by Buyer does not and will not conflict with or violate any provision of its charter instrument of this Agreement are obtained, does not and will not conflict with, violate, result in a breach of, or cause a default under, (I) any provision of law or regulation relating to the business of Buyer, (ii) any provision of any order, arbitration award, judgment or decree of any judicial or other authority to which the Buyer is subject, (iii) any provision of any agreement or instrument to which Buyer is subject (subject to the receipt of certain required consents), or (iv) to the best of Buyer's knowledge, any other restriction of any kind or character to which Buyer is subject, which conflicts, violations, breaches or defaults in each of clauses
(I), (ii), (iii) and (iv) above would, individually or in the aggregate, materially adversely affect Buyer or which would prohibit or restrict the consummation of the transactions contemplated by this Agreement.

         3.4 Consents Required. Buyer is not required to obtain any consents, approvals, permits or authorizations for the execution, delivery and performance of this Agreement, which consents shall have been received prior to the Closing. The execution, delivery and performance of this Agreement by Buyer will not constitute a material violation or breach of, or a default under any material lease, commitment, note, indenture, mortgage, lien, instrument, license, contract or agreement to which Buyer or any of its assets are subject.

         3.5 Completeness of Representations and Warranties. The information relating to Buyer contained in this Agreement and in any document, certificate, exhibit, schedule of other writing furnished or to be furnished by Buyer pursuant to this Agreement is true in all material respects, and no representation or warranty made by Buyer in this Agreement or in any such document, certificate, exhibit, schedule or other writing, insofar as such representation or warranty pertains to Buyer, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make such representation or warranty or any such statement not misleading.

         3.6 Buyer SEC Reports. Buyer has delivered to Stockholder copies of the SEC reports as filed by Buyer with the Securities and Exchange Commission. All of the Buyer SEC Reports are delivered without exhibits. The financial statements contained in the Buyer SEC Reports (the "Buyer Financial Statements") fairly present the consolidated financial condition and results of operations of Buyer as at and for the periods therein specified in accordance with generally accepted accounting principles consistently applied, all as more particularly set forth in such financial statements and the notes thereto. The Buyer SEC Reports do not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         3.7 USTK Shares. The USTK Shares issued and to be issued to Stockholder are and shall be validly issued, fully paid, nonassessable and free of preemptive rights.

                                    ARTICLE 4

                            COVENANTS PENDING CLOSING


[deleted]

                                    ARTICLE 5
                        CONDITIONS TO THE OBLIGATIONS OF
                                 THE STOCKHOLDER

[deleted]

                                    ARTICLE 6

                     CONDITIONS TO THE OBLIGATIONS OF BUYER

[deleted]

                                    ARTICLE 7

                        TERMINATION; AMENDMENT AND WAIVER

[deleted]

                                    ARTICLE 8

                                 INDEMNIFICATION

         8.1 Indemnification by the Stockholder. The Stockholder and Marshall shall jointly and severally indemnify, defend and hold harmless Buyer and its respective officers, directors, employees, affiliates and agents, against and in respect of any and all losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies (including without limitation any deficiency assessment successfully asserted by the Internal Revenue Service or any other taxing authority relating to a period prior to the Closing Date), including interests penalties and reasonable attorneys' fees (collectively "Damages") that any of them shall incur or suffer, which arise, result from, or relate to (I) any acts or omissions to act of the Company or the Stockholder occurring prior to the Closing Date; or (ii) the failure of any the Company's, Stockholder's and Marshall's representations or warranties to be true and correct, or any breach by the Company or a Stockholder of, or any failure by the Company or any Stockholder to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any certificate, exhibit or other instrument furnished or to be furnished by the Company or any Stockholder under this Agreement.

         8.2 Indemnification By Buyer. Buyer shall indemnify, defend and hold harmless the Corporation and the Stockholder, and its officers, directors, employees, affiliates and agents, against and in respect of any and all Damages (as defined above) that any of them shall incur or suffer which arise, result from, or relate to the failure of any of Buyer's representations or warranties to be true and correct, or any breach by Buyer of, or any failure by Buyer to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any certificate, exhibit or other instrument furnished or to be furnished by Buyer under this Agreement.

         8.3 Officer's Certificate. If any Damages shall be paid by any person (an "Indemnitee") entitled to be indemnified under this Article 8 or a claim or proceeding shall be asserted or pending against an Indemnitee which may give rise to any Damages with respect to which such Indemnitee would be entitled to be indemnified hereunder by the other party hereto (an "Indemnitor"), such Indemnitee shall deliver a certificate signed by a Stockholder, in the case of a claim against Buyer, or by an officer of Buyer, in the case of a claim against a Stockholder (an "Officer's Certificate"), which Officer's Certificate shall

                  (a) state that the Indemnitee has paid or properly accrued Damages, or that a claim has been asserted against such Indemnitee, or a proceeding is pending, which claim or proceeding, in the Indemnitee's judgment, may result in the incurrence of Damages to which the Indemnitee is entitled to indemnification pursuant hereto; and

                  (b) specify in reasonable detail each individual item of paid or accrued Damages or each such claim or proceeding and the amount of such paid or accrued Damages or the amount of Damage that, in Indemnitee's judgment, may arise from such claim or proceeding.

         8.4 Objections to Claims. If an Indemnitor shall object to the indemnification of an Indemnitee in respect of any claim or claims specified in any Officer's Certificate, the Indemnitor shall, within thirty (30) days after delivery to the Indemnitor of such officer's Certificate, deliver to the Indemnitee an Officer's Certificate to such effect, and the Indemnitor and the Indemnitee shall, within the thirty (30) day period beginning on the date of delivery to the Indemnitee of such written objection, attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims to which the Indemnitor shall have so objected. If the Indemnitee and the Indemnitor shall succeed in reaching agreement on their respective rights with respect to any of such claims, the Indemnitee and the Indemnitor shall promptly prepare and sign a memorandum setting forth such agreement.

         8.5 Third Party Claims. Promptly after the assertion by any third party of any claim against an Indemnitee that, in the judgment of such Indemnitee, may result in the incurrence by such Indemnitee of Damages for which such Indemnitee would be entitled to indemnification pursuant to this Agreement, such Indemnitee shall deliver to the Indemnitor from whom such indemnification could be sought an Officer's Certificate with respect to such claim, and such Indemnitor may, at its option, assume and control the defense (including any settlement thereof) of the Indemnitee against such claim. Any Indemnitee shall receive notice of the status, any current developments and management of the claims, and prior written notice of any proposed settlement or conclusion of such claim, and shall have the right to employ separate counsel in any such action or claim and to participate in the defense thereof, but the fees and expenses of such counsel shall not be an expense of the Indemnitor unless (I) the Indemnitor shall have failed, within a reasonable time after having been notified by the Indemnitee of the existence of such claim as provided in the preceding sentence, to assume the defense of such claim, or (ii) the employment of such counsel has been specifically authorized by the Indemnitor. If there is a final judgment against a party to this Agreement in any such action, or if there is a settlement of any such action effected with the consent of such Indemnitor, such Indemnitor shall, subject, in the case of claims for indemnification against the Company or a Stockholder, to the provisions of Section 8.1, and, in the case of claims for indemnification against Buyer, to the provisions of Section 8.2, indemnify and hold harmless each Indemnitee from an against any Damages by reason of such judgment or settlement.

         8.6 Agreed Claims. Claims specified in any Officer's Certificate to which an Indemnitor shall not object in writing within fifteen (15) days after receipt by such Indemnitor of such Officer's Certificate, claims covered by a memorandum of agreement of the nature described in Section 8.4 and claims which have been reduced to judgment or settled with the consent of the Indemnitor as provided in Section 8.5 are hereinafter referred to, collectively, as "Agreed Claims." The amount of any Agreed Claim shall be paid, in cash, by the Indemnitor to the Indemnitee with respect thereto promptly after the determination thereof. In the event any such payment is not promptly made by Stockholder as Indemnitors to Buyer as Indemnitee, Buyer shall have the right to set-off all or part of such amount pro rata against the payments due the Stockholder after the Closing Date.

         8.7 Survival. The representations, warranties, covenants and agreements of the parties, and the indemnification by the parties with respect thereto, shall survive until all applicable statutes of limitation shall have expired.

         8.8 Definition of Best Knowledge. The terms "best knowledge" or "best of [a party's] knowledge", as used herein shall include the actual knowledge of a party or knowledge a reasonable person should have obtained after exercising due diligence with respect to the matter at issue, including, without limitation, making due inquiry of the appropriate officers and directors of the Company and due investigation of the Company's records.

         8.9 Rescission.. Notwithstanding the foregoing, the parties agree that in the event Buyer shall be in material default in its payment obligations under
Article I hereof or the Proceeds Agreement between the parties dated the date hereof and Stockholder and Marshall shall not be in material default of any obligation then owed the Buyer or any of its affiliates, and such default shall not be remedied within 30 days, Stockholder shall have the right and option to rescind the purchase and sale effected hereby and the assignee under the Atech Assignment and Assumption Agreement shall have the right to rescind such agreement. In the event of such a recision neither party shall have any right to recover damages against the other party, either Stockholder for a return of the Company in the same condition as the day immediately prior to the Closing or Buyer for Purchase Price Payments made prior to such rescission.

                                    ARTICLE 9

                                  MISCELLANEOUS

         9.1 Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to conflicts of laws principles. The parties hereby irrevocably submit to the non-exclusive jurisdiction and venue of any state or federal court sitting in Jefferson County, Kentucky and Hillsborough County, Florida in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such State or federal Court. The parties hereby irrevocably waive, to the fullest extent they may do so, the defense of an inconve nient forum to the maintenance of such action or proceeding. The parties hereby consent and agree that the summons and complaint and any other process which may be serviced in any such action or proceeding may be served by mailing (by registered or certified mail) or delivering a copy of such process to the opposing party at its address set forth herein. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law.

         9.2      Notices. [deleted]

         9.3 Costs. The parties shall each bear those expenses attributable to them in connection with this Agreement including their own fees of counsel and brokerage fees.

         9.4 Brokers. The parties hereto warrant and represent to each other party hereto that no person is entitled to any commission or finder's fee in connection with the transactions contemplated in this Agreement. Each party hereto agrees to indemnify, defend and hold harmless each other party hereto against any claim, loss, liability or expense for any such commission or fee incurred by reason of any act, omission or statement of the indemnifying party.

         9.5 Captions. The captions of sections and paragraphs hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

         9.6 Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on each of the parties, notwithstanding that all the parties are not signatory to the original or the same counterpart. Delivery by telecopy of an executed counterpart signature page shall constitute delivery for all purposes hereunder.

         9.7 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties' respective heirs, successors and assigns.

         9.8 Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

         9.9 Publicity. All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the Company and Buyer. Unless otherwise required by applicable laws, neither of the parties shall act unilaterally in this regard without the prior approval of the other party, which approval shall not be unreasonably withheld.

         9.10 No Third Party Beneficiaries. Except as expressly provided herein, each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

         9.11 Exhibits and Schedules. Each of the Exhibits and Schedules referred to herein is an integral part of this Agreement and is incorporated herein by this reference.

         9.12     Noncompetition. [deleted]

         9.13     Reasonableness of Restrictions. [deleted]

         9.14     Remedies for Breach. [deleted]

                  IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement on March __, 2001, but as of the date first above written.

TRANS-LOGISTICS, INC.


BY:_______________________________________________
       Allan Marshall, President


LOGISTICS MANAGEMENT RESOURCES, INC.


BY:_______________________________________________
       Danny Pixler,  President
10602 Timberwood Circle, Louisville, KY 40223



--------------------------------------------------
ALLAN MARSHALL



--------------------------------------------------
CHRISTINE A. OTTEN
Address:  15703 Blair Ct., Tampa, FL 33647

Schedules

2.9(I)(B)--Personal Property List Server 8 Workstations 9 monitors 8 desks and chairs six line phone system

2.9(iii)--Contracts
Real Property Lease for Temple Terrace Business Center

2.9(v)--Banking information

2.26--Customer summary [attached]
----------------------

                               PROCEEDS AGREEMENT

         The undersigned parties to the Stock Purchase Agreement dated as of January 1, 2001 (the "Agreement") hereby agree as follows (any capitalized terms not defined herein having the meanings given them in the Agreement):

         1. Guaranty. Until April 1, 2003 (the "Payoff Date") Buyer guaranties to Stockholder the receipt of not less than an average price per Share upon the sale or other disposition in an arms length transaction of the USTK Shares equal to the quotient determined by dividing the total dollar amount of consideration paid in USTK Shares by the aggregate number of USTK Shares delivered in such payment (subject to appropriate adjustment in the event of any stock split, reverse stock split, dividend of Shares or reclassification of the Shares) (the "Guarantied Price"). The Payoff Date shall be extended up to a maximum of an additional six months for any period during which the Shares are not freely tradeable (excluding restrictions under Rule 144). The Shares shall be deemed to be not freely tradeable if they are not listed on any national securities exchange, on the National Association of Securities Dealers Automated Quotation System, by the National Quotation Bureau, Incorporated or on any other quotation system or bureau which regularly reports purchases and sales of the Shares, or if such a market exists but the trading volume for the Shares is such that Stockholder cannot effect a sale of not more than 5,000 Shares (appropriately adjusted in the event of any stock event) during any three consecutive trading days, in which event the total number of days for which a sale cannot be effected shall comprise the number of days by which the Payoff Date shall be extended. If the Shares are not tradeable for any period in excess of six months, Stockholder shall have the right to "put" Shares to Buyer at the Guarantied Price.

         2. Deemed Sales. For purposes hereof, if Stockholder fails to (I)sell Shares as directed by Buyer when and in the amounts directed by Buyer, or (II) elect to receive cash in any merger or other event involving the Buyer in which a cash election is offered and Buyer shall direct Stockholder to make a cash election with respect to such transaction (each such event or circumstance in clauses I-II being a "Sale Opportunity" and the price which would have been received being the "Sale Opportunity Price"), then Stockholder shall have been deemed to have sold the Shares which would have been eligible for sale in each such Sale Opportunity at the Sale Opportunity Price, allocating such Shares among such Sale Opportunities in a manner which yields the greatest aggregate deemed sales proceeds.

         For purposes hereof, "Buyer" shall include any entity into which Buyer is combined and "Shares" shall mean shares of stock of the combining entity given Stockholder as consideration in such combination.

         3. Sales. Stockholder shall effect all sales of Shares in a manner which is reasonably calculated to yield the highest possible amount of proceeds for all dispositions anticipated to be made through the Payoff Date, taking into consideration the average trading volume of the Shares and other relevant considerations. Stockholder shall give Buyer notice about their sales as requested from time-to-time, and shall give Buyer one week prior notice of any proposed sale or series of sales of Shares in excess of 10,000 Shares.

         4. Shortfall Payment. If on the Payoff Date a Stockholder's average sales price for dispositions to which the guaranteed price in Section 1 applies and Deemed Sales (the "Average Price") is less than the Guarantied Price, Buyer shall pay to such Stockholder an amount (the "Shortfall Payment") in cash equal to the difference between (I) the product of the Guarantied Price times the number of Shares sold subject to the Guaranty and (II) the product of the Average Price times the number of such Shares. Such payment shall be made promptly after determination of the Shortfall Payment.

         5. Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on each of the parties, notwithstanding that all the parties are not signatory to the original or the same counterpart. Delivery by telecopy of an executed counterpart signature page shall constitute delivery for all purposes hereunder.

         6. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties' respective heirs, successors and assigns.

         7. Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

         IN WITNESS WHEREOF, Buyer and Stockholder have duly executed and delivered this Agreement as of the date first above written.

Dated: As of January 1, 2001

LOGISTICS MANAGEMENT RESOURCES, INC.


BY:________________________                           _______________________
     Danny Pixler                                     Christine Otten